EXHIBIT 10.12

AMENDMENT 2010-1

TO THE

AMERICAN WATER WORKS COMPANY, INC.

AND ITS DESIGNATED SUBSIDIARIES

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN

Pursuant to the authority reserved to the American Water Works Company, Inc. Board of Directors (the “Board”) under Section 5.06 of the American Water Works Company, Inc. and Its Designated Subsidiaries Nonqualified Employee Stock Purchase Plan (the “Plan”), the Board hereby amends the Plan as follows:

1.	Effective for the first Purchase Period (as defined in the Plan) that commences after January 2011, and each Purchase Period thereafter, Section 1.09(b) of the Plan is hereby amended to delete clause (iii), and to renumber clauses (iv) and (v) as (iii) and (iv), respectively.

2.	In all respects not modified by this Amendment 2010-1, the Plan is hereby ratified and confirmed.

IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment 2010-1 to the Plan set forth herein, the Board has caused this instrument to be executed this 8th day of February, 2011.

American Water Works Company, Inc. Board of Directors

By:	/s/ Thomas S. Wyatt
Thomas S. Wyatt
Asst. Secretary